UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2010

THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No. 1-13146

Oregon (State of Incorporation)	93-0816972 (I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)
(503) 684-7000
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 27, 2010, The Greenbrier Companies, Inc. filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K. This amendment is being filed for the purpose of also furnishing the press release under Item number 2.02 on Form 8-K.

Item 2.02	Results of Operations and Financial Condition.
     The Company issued the attached press release dated September 27, 2010 announcing new orders and preliminary unaudited financial results for fiscal fourth quarter. A copy of the press release is attached as Exhibit 99.1.

Item 8.01	Other Events.
     The Company issued the attached press release dated September 27, 2010 announcing new orders and preliminary unaudited financial results for fiscal fourth quarter. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 27, 2010 of The Greenbrier Companies, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: October 28, 2010	By:	/s/ Mark J. Rittenbaum
Mark J. Rittenbaum,
Executive Vice President and Chief Financial Officer (Principal Financial Officer)